UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

OUTERWALL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Outerwall Inc. (“Outerwall”) held on June 11, 2015, Outerwall’s stockholders voted on the matters set forth below with the following results:

1. Election of directors.

	For	Against	Abstain	Broker Non-Votes
Nelson C. Chan	10,605,282	1,521,852	97,554	3,371,914
Ross G. Landsbaum	11,843,100	283,298	98,290	3,371,914

2. Advisory resolution to approve the compensation of Outerwall’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
11,485,058	661,538	78,092	3,371,914

3. Ratification of the appointment of KPMG LLP as Outerwall’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For	Against	Abstain
14,457,396	1,127,766	11,440

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

Date: June 17, 2015	By:	/s/ Donald R. Rench
Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary